Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Arotech Corporation (the “Company”) on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (the “Report”), I, Thomas J. Paup,
Vice President – Finance and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/ Thomas J. Paup
Thomas J. Paup
Vice President – Finance and Chief Financial Officer
(Chief Financial Officer)

Date:     April 28, 2008